UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2017, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that Grace A. Huebscher has been elected to Freddie Mac’s Board of Directors (the “Board”), effective as of December 1, 2017. Ms. Huebscher will serve on the Risk Committee.

A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Ms. Huebscher, 57, is an executive with experience in the real estate and capital markets industries. She served as President of Capital One Multifamily Finance, LLC, a subsidiary of Capital One Financial Corporation, from 2013 until March 2017 and served as an advisor of Capital One Commercial Bank from April 2017 until November 2017. Prior to that, Ms. Huebscher was Chief Executive Officer of Beech Street Capital, LLC, a company she co-founded in 2009. From 1997 to 2009, she held a variety of positions at Fannie Mae, including Vice President, Capital Markets. Ms. Huebscher currently serves as a director of The Kenyon Review. She is a former member of the Commercial Board of Governance of the Mortgage Bankers Association.

Ms. Huebscher will receive compensation as a non-executive director of Freddie Mac as described in the Annual Report on Form 10-K filed by Freddie Mac on February 16, 2017 (the “2016 Annual Report”).

Freddie Mac will enter into an indemnification agreement with Ms. Huebscher, effective as of December 1, 2017. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to this Report on Form 8-K and incorporated herein by reference. For a description of this indemnification agreement, see the 2016 Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors

99.1	Press Release, dated November 27, 2017, issued by Freddie Mac

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: November 27, 2017

Freddie Mac Form 8-K